Leases	12 Months Ended
Dec. 31, 2019
Disclosure Of Leases [Abstract]
Leases

NOTE 13. LEASES

(a)	As a lessee

Precision recognizes right of use assets primarily from its leases of real estate and vehicles and equipment.

	Real Estate	Vehicles and Equipment	Total
Balance, January 1, 2019	$—	$—	$—
Transition adjustments	58,635	14,829	73,464
Additions	—	1,947	1,947
Derecognition	(29)	—	(29)
Depreciation	(4,055)	(4,403)	(8,458)
Lease remeasurements	163	—	163
Effect of foreign currency exchange differences	(688)	(257)	(945)
Balance, December 31, 2019	$54,026	$12,116	$66,142

Precision’s real estate lease contracts often contain renewal options which may impact the determination of the lease term for purposes of calculating the lease obligation. If it is reasonably certain that a renewal option will be exercised, the renewal period is included in the lease term. When entering into a lease, Precision assesses whether it is reasonably certain renewal options will be exercised. Reasonable certainty is established if all relevant facts and circumstances indicate an economic incentive to exercise the renewal option. For the majority of its real estate leases, Precision is reasonably certain it will exercise its renewal option. Accordingly, the renewal period has been included in the lease term used to calculate the lease obligation.

For the period ended December 31, 2019, Precision had total cash outflows of $10 million in relation to its lease obligations.

The Corporation has commitments under various lease agreements, primarily for real estate and vehicles and equipment. Terms of our real estate leases run for a period of one to 10 years while the vehicle leases are typically for terms of between three and four years. Expected non-cancellable operating lease payments are as follows:

	2019	2018
Less than one year	$11,954	$13,496
One to five years	33,566	36,639
More than five years	11,117	17,797
	$56,637	$67,932

(b)	As a lessor

Precision leases its rig equipment under long-term drilling contracts with terms ranging from one to five years. For the year ended December 31, 2019, approximately 59% of our total contract drilling revenue pertained to drilling rigs working under term contracts. At December 31, 2019, the net book value of the underlying rig equipment subject to long-term drilling contracts was $1 billion.

The following table sets out a maturity analysis of lease payments, showing the undiscounted lease payments to be received after December 31, 2019.

Less than one year	$297,425
One to five years	207,746
More than five years	12,437
$517,608